EXHIBIT 10.25

                                 ADDENDUM NO. 1

                      Attaching to and forming part of the

                   COMMERCIAL AND PRIVATE PASSENGER AUTOMOBILE
                               QUOTA SHARE TREATY
                   (hereafter referred to as the "Agreement")

                                    issued to

                      FEDERATED NATIONAL INSURANCE COMPANY
                               Plantation, Florida
                   (hereinafter referred to as the "Company")

                                       by

                        TRANSATLANTIC REINSURANCE COMPANY
                               New York, New York
                  (hereinafter referred to as the "Reinsurer")


IT IS HEREBY MUTUALLY AGREED by the parties that effective 12:01 a.m., Eastern Standard Time, January 1, 2002, Article 20-Salvage and Subrogation, will be revised by the addition of the following paragraph:

         The adjusting company (Superior Adjusting, Inc.) will receive 15% of gross subrogation recoveries and 10% of any salvage recoveries. Notwithstanding above, payment for these fees will be made only when salvage or subrogation recoveries are submitted in the monthly accounting statement.

Signed in Plantation, Florida on this              day of                   2002

                                           FEDERATED NATIONAL INSURANCE COMPANY


                                           /s/     Richard A. Widdicombe
                                           -------------------------------------

and in New York, New York on this          22nd day of August 2002

                                           TRANSATLANTIC REINSURANCE COMPANY


                                           /s/     Suzanne A. Spantidos
                                           -------------------------------------

                                                            300300302